REVOLVING CREDIT AGREEMENT

                            Dated as of April 8, 2002

                                      Among

                        Convergence Communications, Inc.,

                         Latin American Broadband, Inc.

                                       And

                                Internexus S.C.A.


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         THIS  CREDIT   AGREEMENT,   dated  as  of  April  8,2002  (the  "Credit
Agreement"), is among Convergence Communications, Inc., a Nevada corporation ("CCI"), Latin American Broadband, Inc., a Nevada corporation ("Company"), and Internexus, S.C.A., a Uruguayan entity ("Lender").

         WHEREAS, Company is a wholly-owned subsidiary of CCI;

         WHEREAS, Company desires to borrow from Lender, on the terms and conditions set forth herein, up to $4.0 million in order to provide working capital for the Company;

         WHEREAS, as a condition to the Lender advancing funds hereunder, Lender has required each of the shareholders who have the right under the Amended and Restated CCI Shareholders Agreement, dated September 11, 2001 (the "Shareholders Agreement") to nominate directors of CCI (the "CCI Shareholders") to execute the Pledge Agreement, dated as of April 9,2002, among the CCI Shareholders and the Lender in the form attached as Exhibit A (the "Pledge Agreement");

         WHEREAS, the CCI Shareholders have agreed to execute the Pledge Agreement as security for the obligations of the Company under this Credit Agreement; and

         WHEREAS, in consideration of the foregoing, the Lender is willing, on the terms and conditions set forth in this Credit Agreement, to make the Advances (as defined below) to the Company.

         NOW, THEREFORE, in consideration of the mutual agreements set forth in this Agreement and the Pledge Agreement, and subject to the terms and conditions hereof and thereof, the parties to this Credit Agreement agree as follows:

         1. Advances of Principal. On the terms and subject to the conditions set forth in this Credit Agreement, Lender will make advances to the Company ("Advances") as set forth below, in a principal amount outstanding at any time not to exceed Four Million Dollars ($4,000,000) (the "Committed Amount") On the Closing Date, subject to the satisfaction of the conditions set forth in Section 9.8, the Lender shall make an Advance to the Company of Two Million Dollars ($2,000,000) (the "Initial Advance"). Subject to the terms and conditions of this Credit Agreement, Lender shall make an Advance of the balance of the Committed Amount, Two Million Dollars ($2,000,000), to the Company thirty (30) days after the date hereof (the "Second Advance"). Subject to the terms of this Credit Agreement after the date of the Second Advance and through the tenth business day preceding the Scheduled Maturity Date, the Company may from time to time prepay and reborrow Advances up to the Committed Amount ("Subsequent
Advances"). Lender shall maintain an account or accounts evidencing the indebtedness of the Company resulting from each Advance owing to Lender from time to time, including the amounts of principal and interest payable and paid to Lender from time to time hereunder. The entries made in such account or accounts shall be conclusive and binding for all purposes, absent manifest error.

         2. Maturity Date. Unless otherwise extended by the Lender as provided in this Article 2, the principal amount hereof and interest thereon shall be payable in full on the earliest to occur of the following (the "Maturity Date"):
(i) July 9, 2002 (the "Scheduled Maturity Date"), (ii) a change of control of either of the Company or CCI (a "Control Transaction"), (iii) the liquidation, winding up or dissolution of the Company or CCI or the sale of all or substantially all of the assets of either of the Company or CCI (a "Liquidation Transaction"), or (iv) the issuance of equity securities in a transaction the terms of which are negotiated by a bona fide third party investor who is not an existing CCI Shareholder or an affiliate of any such entity (an "Equity Transaction"). As used in this Credit Agreement, the term "change of control" shall mean the approval by CCI's or the Company's board of directors (or if approval of the shareholders of CCI or the Company is required as a matter of law, the approval of CCI or the Company's shareholders) of (1) any consolidation or merger of CCI or the Company in which CCI or the Company, as appropriate, is not the continuing or surviving corporation or pursuant to which shares of the common stock of CCI or the Company, as appropriate, would be converted into cash, securities or other property, other than a merger of CCI or the Company in which the holders of common stock of CCI or the Company immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (2) any person or entity (or group of affiliated persons or entities) shall, as a result of tender or exchange offer, open market purchases, privately-negotiated purchases, issuances by CCI or otherwise, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly of the then-outstanding securities of CCI or the Company representing more than fifty percent (50%) of the combined voting power of the then-outstanding voting securities of CCI or the Company. On the Maturity Date, the Lender shall have the option to renew this Credit Agreement upon the same terms and conditions (including with respect to interest) for up to two additional sixty (60) day periods.

         3. Interest. Interest on the unpaid principal amount hereof shall accrue at the rates detailed below:

                   (a) from the date of any advance hereunder and with respect to such advance and until the Maturity Date (as extended pursuant to Article 2), at a rate of twenty-five percent (25%) per annum, computed on the basis of a 365-day year; and

                   (b) upon the occurrence and continuance of an Event of Default until the principal amount of the Credit Agreement and the interest thereon are paid in full, at a rate of thirty percent (30%) per annum, computed on the basis of a 365-day year.

         4. Payment.

              4.1 Optional Prepayment. The Company may prepay all, or less than all, of the amounts advanced under this Credit Agreement at any time upon five
(5) days' prior written notice to the Lender. All payments received shall first be applied to accrued and unpaid interest and then to principal. All principal amounts prepaid may be reborrowed in accordance with Article 2.

              4.2 Payment of Amounts. The principal amounts advanced under this Credit Agreement, and the interest thereon, shall be paid in lawful currency of the United States of America, in immediately available funds to such account at such bank or other place outside of the United States as the Lender may designate on the Maturity Date (as defined in Article 2).

              4.3 Taxes. From and after the date the Company receives a Certificate of Foreign Status of the Lender (and any replacement certificate for any assignee of a Lender), all amounts advanced under this Credit Agreement will be paid free and clear of, and without deduction for on or account of, any present or future taxes, duties, levies, imposts or other changes or deductions of any kind, nature or description whatsoever imposed by the United States of America or any political subdivision or taxing authority thereof, including those which may be required or permitted to be deducted or withheld therefrom. If, in order to make any payment under this Credit Agreement, the Company shall be required by any law to make any such deduction or withholding therefrom or to make any tax payment with respect thereto under the laws of the United States of America, then the Company will forthwith pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount which would otherwise have been received by Lender under this Credit Agreement had no such deduction or withholding been made or no such tax been paid.

         5. Liquidation and Control Transaction Payment. Except as provided in the next sentence, at the Maturity Date, the Company shall pay to the Lender an amount equal to the greater of (A) the amounts then outstanding hereunder, together with interest thereon, or (B) an amount equal to two hundred percent (200%) of the Committed Amount. The amount due on the Maturity Date shall be calculated pursuant to clause (A) of the preceding sentence in the event that the Company or CCI enters into a definitive agreement for a Control Transaction, Liquidation Transaction or Equity Transaction on or before the Scheduled Maturity Date and any of such transactions closes before September 30, 2002, or, if pursuant to Article 4.1, the Company pays all then-outstanding Advances, together with interest thereon as provided in Article 3, on or before the Scheduled Maturity Date pursuant to other than a Control Transaction, Liquidation Transaction or Equity Transaction. If the Company has not paid all advances (together with interest thereon) on or before the Scheduled Maturity Date but the Company or CCI enters into a definitive agreement for a Control Transaction, Liquidation Transaction or Equity Transaction on or before the Scheduled Maturity Date, the Maturity Date of this Agreement for purposes of calculating the payment under this Article 5 pursuant to clause (A) shall be deemed the date of the closing of the Control Transactions, Liquidation Transaction or Equity Transaction, as long as that transaction closes no later than September 30, 2002.

         6. Representations. To induce Lender to enter into this Agreement and to make the advances provided for herein, each of CCI and the Company, jointly and severally, represents and warrants to the Lender as of the date hereof that:

              6.1 Financial Condition. The unaudited consolidated and consolidating financial statements of CCI as of February 28, 2002, prepared by the CCI, copies of which have been furnished to Lender, are complete and correct and present fairly the financial condition and results of operations of CCI and the Subsidiaries as of such dates and for such periods. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except for normal year and audit adjustments consistent with prior practice). Neither CCI nor the Company has any contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto.

              6.2 No Change. Since February 28, 2002 (a) except as set forth below, there has been no material adverse change in the condition (financial or otherwise), properties, assets, liabilities, business, operations or prospects of the Company or CCI, as the case may be, and (b) no dividends or other distributions have been declared, paid or made upon the capital stock of the Company or CCI, or upon any warrants or options to purchase any of the foregoing, nor has any of the capital stock of the Company or CCI been redeemed, retired, purchased or otherwise acquired for value by the Company or CCI, and there has been no sale, transfer or other disposition by the Company or CCI of any material part of either of their businesses or properties and no purchase or other acquisition of any business or property (including any capital stock of any other person or entity). Since February 28, 2002, the Company and CCI have accrued additional payables outside of the normal course of payment practice (including with respect to Telefonos de Mexico), have failed to pay payments due under certain long-term obligations to Cahabon Holdings, Inc., Jorge Figuereo Cruz and Transworld Telecommunications, Inc., and have failed to pay severance payments to certain former employees.

              6.3 Organization. Each of the Company and CCI (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and (b) has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as presently conducted and as proposed to be conducted, and to execute, deliver and perform this Credit Agreement and the documents to be delivered pursuant to this Credit Agreement.

              6.4 Authorization; Binding Effect. The execution, delivery, and performance by the Company and CCI of this Credit Agreement and the documents to be delivered pursuant to this Credit Agreement have been duly authorized by all requisite corporate action by the Company and CCI, respectively. This Credit Agreement and the documents to be delivered pursuant to this Credit Agreement have been duly executed and delivered by each of the Company and CCI and constitute each of the Company's and CCI's legal, valid and binding obligations, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights in general, and general principles of equity. Neither the Company nor CCI need give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or government agency in order to consummate the transactions contemplated by this Credit Agreement.

              6.5 Noncontravention. Neither the execution and the deliver of this Credit Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which either of the Company or CCI is subject or any provision of its Amended and Restated Certificate of Incorporation, as amended, or Bylaws, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which either of the Company or CCI is a party or by which either the Company or CCI is bound or to which any of their respective assets is subject.

              6.6   Continuation  of  Service.   Telefonos  de  Mexico  has  not
terminated or suspended the Company's service in Mexico.

         7. Covenants.

              7.1 Affirmative Covenants. From and after the date hereof and until the date of payment of the Advances under this Credit Agreement, the Company and CCI shall comply with and perform each of the following covenants and agreements:

                   7.1.1 Financial Reporting. The Company will furnish to the Lender copies of the following financial statements, reports and information:

                   (a) a copy of CCI's consolidated annual report (including audited balance sheets, statements of operations, statements of stockholders' equity and statements of cash flow) for all entities for which CCI consolidates results of operations for financial reporting purposes, including the Company (the "Subsidiaries") for such fiscal year, prepared in accordance with GAAP consistent with the preceding year, certified by Deloitte & Touche LLP or such other independent public accountants as shall be approved by the Lender, which approval shall not be unreasonably withheld. During such period as CCI is subject to the periodic reporting requirements of either Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, such report and financial statements shall be delivered to the Lender at such time as CCI files with the Securities and Exchange Commission its annual report on Form 10-K or 10-KSB. During such period as CCI is not subject to the periodic reporting requirements of either Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, such report and financial statements shall be delivered to the Lender as soon as available; and

                   (b) such other information with respect to the financial condition and operations of CCI and the Subsidiaries as the Lender may reasonably request.

                   7.1.2 Payment of Taxes and Claims. CCI will duly pay and discharge, or cause to be paid or discharged, as the same become due and payable, all taxes, assessments and governmental and other charges, levies or claims levied or imposed, which are, or which if unpaid might become, a lien or charge upon the properties, assets, earnings or business of CCI or any of its Subsidiaries; provided, however, that nothing contained in this Section 7.1.2 shall require CCI to pay and discharge, or cause to be paid and discharged, any such tax, assessment, charge, levy or claim so long as CCI or one or more of the Subsidiaries, as appropriate in good faith shall contest the validity thereof and shall set aside on its or their books adequate reserves with respect thereto. In the event CCI fails to satisfy its obligations under this Section 7.1.2, the Lender may, but is not obligated to, satisfy such obligations in whole or in part and any payments made and expenses incurred in doing so shall constitute additional indebtedness to the Lender and shall be paid or reimbursed by the Company as additional advances hereunder.

                   7.1.3 Maintenance of Corporate Existence and Properties.

                   (a) The Company will, and will cause CCI and each Subsidiary to, at all times do or cause to be done all things necessary to maintain, preserve and renew its corporate charter and its rights, and comply in all material respects with all related laws applicable to CCI, the Company and such Subsidiary; provided, however, that nothing contained in this paragraph shall
(i) require CCI or such Subsidiary to maintain, preserve or renew any right not material in the conduct of the business of CCI or such Subsidiary, (ii) prevent the termination of the corporate existence of any Subsidiary (other than the Company) if, in the reasonable opinion of the Board of Directors of CCI, such termination is not disadvantageous to the Lender or (iii) require CCI or such Subsidiary to comply with any law so long as the validity or applicability thereof shall be contested in good faith by appropriate proceedings.

                   (b) The Company will as soon as practicable give written notice to the Lender of any litigation, arbitration or governmental investigation or proceeding which has been instituted or, to the knowledge of the Company, is threatened against CCI or any of the Subsidiaries, or any of their respective properties, which (i) involves or is likely to involve a claim or claims for damages, penalties or awards in excess of $25,000 in the case of claims for which the entity in question is not adequately insured or in excess of $50,000 in the case of claims for which the entity in question is adequately insured; or (ii) if determined adversely to CCI or such Subsidiary would have a material adverse effect thereon.

                   (c) CCI will provide or cause to be provided for itself and its Subsidiaries insurance against loss or damage of the kinds customarily insured against by corporations similarly situated, with reputable insurers, in such amounts, with such deductibles and by such methods as shall be adequate, and in no event involving material differences from the insurance currently generally maintained.

                   (d) CCI and the Subsidiaries will keep true books of records and accounts in which full and correct entries in all material respects will be made of all its business transactions and the business transactions of CCI and its Subsidiaries, and will reflect in their financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP (subject to customary and reasonable year-end adjustments).

                   (e) CCI will, and will cause each of its Subsidiaries to comply with all applicable statutes, rules, regulations, orders and restrictions relating to federal, state and local laws and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality with respect thereto, and of any court, arbitrator or other body with jurisdiction and authority, in respect of the conduct of the respective businesses thereof and the ownership of their respective properties, except those, the violations of which would not have a material adverse effect thereon and except such as are being contested in good faith.

                   7.1.4 Notice of Event of Default. In addition to any other reporting requirements set forth herein, the Company shall have an immediate obligation to report to the Lender the occurrence of any Event of Default (as defined herein) or any event which with the giving of notice or the passage of time, or both, would constitute any such Event of Default.

                   7.1.5 Periodic Reporting and Ancillary Actions.

                   (a) CCI shall take such actions as shall be consistent with an intent to sell or otherwise dispose of all or substantially all of its business and operations (whether by asset sale, merger, stock sale or any combination thereof) in one or more transactions (a "Sale"), and shall promptly engage an investment banker or financial advisor reasonably acceptable to the Lender for that purpose and, once engaged, shall actively assist that banker or advisor in the process of effecting a Sale.

                   (b) The Company's representatives shall meet (in person, by telephone or by other communications method acceptable to Lender) with the Lender's representatives on a weekly basis to (i) review the prior week's efforts with respect to the Sale, and (ii) advise the Lender of the Company's cash position and its ability to pay its short-term obligations.

                   (c) The Company shall provide to Lender, prior to any advance under this Credit Agreement, a use of proceeds summary, in form and detail reasonably acceptable to Lender, for such advance.

                   (d) The Company shall notify the Lender of the adoption by the board of directors of CCI or any Subsidiary, resolutions relating to a voluntary filing or petition for bankruptcy protection in any jurisdiction.

              7.2 Negative Covenants. From and after the date hereof and until the Maturity Date (as the same may be extended pursuant to Article 2) or until such later time as the Credit Agreement is paid in full, without the consent of the Lender, CCI shall not, and will cause each of its Subsidiaries to not:

                   7.2.1 Restrictions on Acquisitions. Subject to Section 7.2.2, acquire, by asset or stock purchase, merger or otherwise, the assets or stock of any other corporation, partnership or any other entity.

                   7.2.2 Additional Indebtedness. Create, incur or assume any indebtedness for borrowed money ("Borrowed Money") after the date hereof except for Borrowed Money evidenced by this Credit Agreement or pursuant to the Settlement Agreement.

                   7.2.3 Liens and encumbrances. Cause or permit any of its assets or properties, whether owned or hereafter acquired, to be subject to any liens or encumbrances except in the ordinary course of business of CCI or such Subsidiary, as the case may be, or pursuant to the terms of the Senior Indebtedness.

                   7.2.4 Guarantees. Become liable as a guarantor, or otherwise, except for guarantees provided as obligations of a wholly-owned Subsidiary.

                   7.2.5   Restrictions   on   Dividends,    Distributions   and
Investments.

                   (a)   Declare  or  pay  any   dividend   or  make  any  other
distributions on any shares of the Company's capital stock (except as required by law); or

                   (b) Issue, deliver, sell, redeem, purchase or otherwise acquire any shares of CCI's capital stock or any warrants, rights or other options to purchase such capital stock other than pursuant to an Equity Transaction; provided, however, that CCI shall be permitted to issue stock upon any the exercise of options or warrants outstanding as of the date hereof.

                   7.2.6 Additional Prohibited Transactions.

                   (a) Amend its certificate of incorporation or bylaws;

                   (b) Make any material change in the nature of the business of CCI as it is currently being conducted;

                   (c)  File  for  receivership,   dissolution,  liquidation  or
bankruptcy;

                   (d) Enter into, assume or become bound by any agreement to do any of the foregoing or otherwise attempt to do any of the foregoing.

         8. Default.

              8.1 Events of Default. An "Event of Default" shall exist if any of the following occurs and is continuing as to the Company:

                   (a) Default shall be made by the Company on a payment of the advanced amounts or interest under this Credit Agreement, when and as such principal amount and interest, as the case may be, shall become due and payable by acceleration or otherwise; or

                   (b) Default shall be made in the performance or observance of any covenant, condition, undertaking or agreement contained in this Credit Agreement, the Pledge Agreement and Settlement Agreement which default shall not have been cured after five (5) days notice of such default; or

                   (c) Any of the Company's or CCI's representations, as set forth at Article 6, shall be false; or

                   (d) CCI or the Company shall (i) file a petition seeking relief under the United States Bankruptcy Code, as now constituted or hereafter amended from time to time, or file an answer consenting to, admitting the material allegations of or otherwise not controverting, or fail timely to controvert, a petition filed against CCI or the Company seeking relief under the United States Bankruptcy Code, as now constituted or hereafter amended from time to time or (ii) file a petition or answer with respect to relief under the provisions of any other now-existing or future applicable bankruptcy, insolvency or other similar law of the United States or any state thereof or of any other country or province thereof or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or an arrangement, composition, extension or adjustment with creditors; or

                   (e) (i) An order for relief shall be entered against CCI or the Company under the United States Bankruptcy Code, as now constituted or hereafter amended from time to time, which order is not stayed and remains unstayed for a period of 30 days, or (ii) the entry of an order, judgment or decree by operation of law or by a court having jurisdiction in the premises which is not stayed and remains unstayed for a period of 30 days (A) adjudging CCI or the Company bankrupt or insolvent under, or ordering relief against CCI or the Company under, or approving a properly-filed petition seeking relief against CCI or the Company under the provisions of any other now-existing or future applicable bankruptcy, insolvency or other similar law of the United States or any state thereof or of any other country or province thereof or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or any arrangement, composition, extension or adjustment with creditors, (B) appointing a receiver, supervisor, liquidator, assignee, sequestrator, trustee or custodian of CCI or the Company or of any substantial portion of the property of CCI or the Company, or (C) ordering the reorganization, winding-up or liquidation of the affairs of CCI or the Company; or

                   (f) CCI or the Company shall (i) make a general assignment for the benefit of creditors, (ii) consent to the appointment of, or taking possession of all or a substantial part of the property of CCI or the Company by, a receiver, supervisor, liquidator, assignee, sequestrator, trustee or custodian of CCI or the Company, (iii) admit its insolvency or inability to pay its debts generally as such debts become due, (iv) fail generally to pay its debts as such debts become due or (v) take any action (including such actions taken by CCI's directors or a majority of CCI's shareholders) regarding the dissolution or liquidation of the Company, or

                   (g) CCI shall fail to approve any proposed Sale approved in writing by Lender.

              8.2 Remedies. In case any one or more of the Events of Default specified in Section 8.1 hereof shall have occurred and be continuing, the Lender shall be entitled to exercise and enforce all of the rights of a creditor under the laws of the Commonwealth of Virginia and to enforce this Credit Agreement or its rights under the Pledge Agreement in accordance with their respective terms and such law.

         9. Miscellaneous.

              9.1 Law. THIS CREDIT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
COMMONWEALTH OF VIRGINIA.

              9.2 Binding Effect. All terms and agreements in this Credit Agreement by the Lender (by virtue of its acceptance) and the Company shall bind its successors and assigns.

              9.3 Maximum Lawful Rate. It is the intent of the Company and the Lender to conform to and contract in strict compliance with applicable usury law from time to time in effect. In no way, nor in any event or contingency
(including but not limited to prepayment, default, demand for payment or acceleration of the maturity of any obligation), shall the rate of interest taken, reserved, contracted for, charged or received under this Credit Agreement exceed the highest lawful interest rate permitted under applicable law. If the Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the highest lawful interest rate permitted under applicable law, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on this Credit Agreement in the inverse order of its maturity and not to the payment of interest, or refunded to Company or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. All interest paid or agreed to be paid to the Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of this Credit Agreement so that the amount of interest on account of such obligation does not exceed the maximum permitted by applicable law. As used in this Section, the term "applicable law" shall mean the laws of the Commonwealth of Virginia or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

              9.4 Severability. In case any provision of this Credit Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              9.5 Business Days. As used herein, the term "Business Day" shall mean each weekday which is not a day on which banking institutions in the Commonwealth of Virginia or the State of Utah are authorized or obligated by law or executive order to close.

              9.6 Waivers. Any term, covenant, agreement or condition of this Credit Agreement may, with the written consent of the Company and the Lender, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively) altered, modified or amended.

              9.7 Notices. All notices required or permitted hereunder shall be made to the address for the party in question set forth on the signature lines below. All notices deposited in United States mail, postage prepaid, shall be deemed delivered on the third (3rd) business day following deposit; all notices hand delivered or delivered by facsimile shall be deemed delivered when confirmation of such delivery is received by the sending party.

              9.8 Conditions to the Initial Advance. The Company understands and agrees that Lender's obligation to make the Initial Advance is subject to the following conditions:

                   (a) the Pledge Agreement shall have been executed by each of the CCI Stockholders and the Lender or its designee shall have received the certificates representing the shares pledged pursuant to that Agreement or shall have received reasonable assurances that said certificates shall be delivered to Lender or its designee promptly.

                   (b) the delivery by CCI, and acceptance by Telematica EDC, C.A., of a $7 million promissory note due in March 2015 in the form attached as Exhibit B, and the termination of the guaranty documents executed in connection with the delivery of the replaced promissory notes,

                   (c) the Lender shall have received confirmation satisfactory to it that Telefonos de Mexico has not terminated or suspended service to the Company's Mexican Subsidiary,

                   (d) the settlement agreement between FondElec Group, Inc. and CCI in the form attached as Exhibit C shall have been executed, delivered and accepted (the "Settlement Agreement"), and

                   (e) with respect to the Company and CCI: (i) a good standing certificate from the Secretary of State of Nevada, as of a recent date, (ii) a true and correct copy of the Certificate of Incorporation, as amended, and the Bylaws of the Company and CCI; and (iii) a true and correct copy of resolutions adopted by their respective Boards of Directors authorizing the transaction, certified by each of their corporate secretaries.

              9.9 Conditions to the Second Advance and Each Subsequent Advance. The Company understands and agrees that Lender's obligation to make the Second Advance and each Subsequent Advance is subject to the following conditions:

                   (a) there shall not have occurred and be continuing an Event of Default,

                   (b) the representations and warranties of the Company and CCI contained in Article 6 shall remain true and correct,

                   (c) the Company and CCI shall be in compliance with the covenants contained in Article 7,

                   (d) the Committed Amount shall not be fully borrowed, and

                   (e) the Scheduled Maturity Date shall not have occurred.

              9.10 Attorneys Fees. The Company shall pay, from advances made hereunder, the legal expenses of the Company and the Lender relating to the negotiation and drafting of this Credit Agreement and the documents, instruments and agreements ancillary hereto, as well as the Lender's transaction costs (including wire transfer fees and recording costs) relating to the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the Company, CCI and the Lender have caused this Credit Agreement to be executed by their respective officers thereunto duly authorized this ____ day of April, 2002.

                                      LATIN AMERICAN BROADBAND, INC.


                                      By:
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                                      Its:
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                                      Address:
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                                      INTERNEXUS S.C.A.


                                      By:
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                                      Its:
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                                      Address:
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                                      CONVERGENCE COMMUNICATIONS, INC.


                                      By:
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                                      Its:
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                                      Address:
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